UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2014

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 663-6900

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of PerkinElmer, Inc. (the “Company”) held on April 22, 2014, the shareholders voted on the following proposals:

•	a proposal to elect the eight nominees for director named below for terms of one year each;

•	a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year;

•	a proposal to approve, by non-binding advisory vote, the Company’s executive compensation; and

•	a proposal to re-approve the PerkinElmer, Inc. 2009 Incentive Plan.

The shareholders elected each of the nominees to serve as a director for a term of one year. The final number of votes cast for or against or abstaining and the number of broker non-votes for each nominee are listed below. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, the proposal to approve, by non-binding advisory vote, the Company’s executive compensation, and the proposal to re-approve the PerkinElmer, Inc. 2009 Incentive Plan were each also approved. The final number of votes cast for or against or abstaining from voting on those three proposals and the number of broker non-votes on the executive compensation proposal and the re-approval of the PerkinElmer, Inc. 2009 Incentive Plan are listed below.

Proposal #1 – To elect the following nominees as our directors for terms of one year each:

	For	Against	Abstain	Broker Non-Votes
Peter Barrett	90,203,727	247,937	2,025,785	8,246,235
Robert F. Friel	88,114,380	2,316,596	2,046,473	8,246,235
Nicholas A. Lopardo	89,194,733	1,258,893	2,023,823	8,246,235
Alexis P. Michas	89,228,520	1,217,932	2,030,997	8,246,235
James C. Mullen	90,032,903	421,590	2,022,956	8,246,235
Vicki L. Sato, Ph.D	88,860,018	1,594,622	2,022,809	8,246,235
Kenton J. Sicchitano	89,275,079	1,169,224	2,033,146	8,246,235
Patrick J. Sullivan	90,247,906	206,073	2,023,470	8,246,235

Proposal #2 – To ratify the selection of Deloitte & Touche LLP as the Company’s independent public accounting firm for the current fiscal year.

For	Against	Abstain	Broker Non-Votes
97,969,655	733,080	2,020,949	0

Proposal #3 – To approve, by non-binding advisory vote, the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
87,734,136	2,589,273	2,154,040	8,246,235

Proposal #4 – To re-approve the PerkinElmer, Inc. 2009 Incentive Plan.

For	Against	Abstain	Broker Non-Votes
87,238,580	3,113,442	2,125,427	8,246,235

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: April 23, 2014	By:	/s/ John L. Healy

John L. Healy

Vice President and Assistant Secretary